Exhibit 99.7

CONSENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use on Form 8-K/A (SEC File No. 001-13467) of Commonwealth Biotechnologies, Inc. of our report dated December 21, 2007, related to the consolidated financial statements of Commonwealth Biotechnologies, Inc. as of June 30, 2007, December 31, 2006 and 2005, and for the six months ended June 30, 2007 and the years ended December 31, 2006 and 2005, appearing in this Amendment No. 1 to Current Report on Form 8-K/A of Commonwealth Biotechnologies, Inc.

BDO Seidman, LLP

Richmond, Virginia

December 21, 2007